Presentation to AFSA Investors Conference May 7, 2003

Agenda Overview Re-focused Strategic Direction Finance Company Business Practices Origination: Buy it Right Service: Operate Efficiently & Collect Effectively Funding: Fund it Efficiently; Manage Risks Results Customer Loyalty Profits Conclusion

Automotive Industry Financial Services Ford Credit: Where the Automotive Industry and the Financial Services Industry Meet

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 East 113 123 133 140 165 190 204 212 222 230 238 245 204 198 Modify Vision & Mission Asset Trend (Bils.) Focus on Automotive Synergies and Efficient Use of Capital Re-focused Strategic Direction To Focus on Auto Financing to Ford Brands Superior Profitability Focused Range Of Products and Services 1995 2001 2006 2001 Plan $243 $204 $113 Present Plan 2002 $198 From Global Auto Finance Superpower Industry- leading Growth Broad Range of Products and Services

Agenda Overview Re-focused Strategic Direction Finance Company Business Practices Origination: Buy it Right Service: Operate Efficiently & Collect Effectively Funding: Fund it Efficiently; Manage Risks Results Customer Loyalty Profits Conclusion

Buy it Right Service Operate Efficiently Collect it Effectively Finance Company Business Process "Focus on the Basics" Fund it Efficiently Manage Risks Originate Fund

Buy It Right Goal: Separate / differentiate creditworthy applicants from non-creditworthy applicants and price appropriately for risk Sourcing: Strong relationships with dealers and support for automotive brands Robust Underwriting Process Credit Evaluation (Proprietary Scoring Models) Verification Buy it Right Service Fund Originate

Several Brands Supporting a Variety of Products Around the World Retail Installment Contracts Lease Wholesale Commercial Products Money Market Insurance

1999 2000 2001 2002 2003 FY Forecast US 3139 3525 3819 2512 2035 ROW 1354 1480 1726 1585 1520 Worldwide Contract Volume & Financing Share Are Down Substantially Quarterly Full Year Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 US 853 945 967 1054 662 631 729 490 377 ROW 398 450 455 423 391 435 390 368 472 2002 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2001 1999 2000 2001 2002 1,251 1,053 1,395 1,422 1,477 1,066 1,119 849 4,493 5,005 5,545 4,097 Rest of World U.S. Contract Volume (000) 858 1Q 2003 3,555 2003 Fcst. 1,354 1,480 1,726 1,585 1,520 3,139 3,525 3,819 2,512 2,035

2002 Growth Curtailment Actions North America Reduce Non-Ford Contract Volume 40% 53 % Reduce Used Retail Contract Volume 35 33 Reduce Leasing Contract Volume 10 25 Dissolve Fairlane Credit Rest of World Reduce European Used & Non-Ford Volume by 20% Pursue Alternative Business Models in Selected Markets Executed Revised Strategy Targeted N. America Reductions Achieved / Completed Reductions P P P Growth Curtailment Strategy Continues in 2003

Efficient and Effective Operations Low Cost - operating costs at about 1% of assets in North America reflecting economies of scale from large volume Continued emphasis on effective collections to manage credit losses within purchase expectations Operate Efficiently Collect it Effectively Originate Fund Service

Ford Credit Retail Tier 3, 4, 5 Volume as Pct. of Total Placements Used New Target 8-9% 87 - 89 96 - 98 99 - 00 2001 2002 1Q 2003 East 0.32 0.25 0.19 0.16 0.128 0.146 87 - 89 96 - 98 99 - 00 2001 2002 1Q 2003 East 0.2 0.12 0.08 0.07 0.049 0.064 1Q 2003 2002 1987- 1989 1996- 1998 1999- 2000 2001 Memo: Tier 5 4.5% 5.2% 4.1% 2.6% 0.8% 1.2% 3.3% 2.3% 2.0% 1.6% 0.5% 0.5% Target 13-14% Higher Risk Mix Has Steadily Declined In Our Largest Business Unit 1Q 2003 2002 1987- 1989 1996- 1998 1999- 2000 2001

Ford Credit Historical Credit Losses Loss to Receivables Ratio - Full Year 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Worldwide Managed LTR 1.82% 0.38% 1.39% Ford Credit U.S. Managed LTR (Retail & Lease) 1.27% 0.54% 1.50% 1.93% Worldwide Owned LTR 1.72% 0.27% 1.16%

Q1 Q2 Q3 Q4 Q1 Ford Credit U.S. Managed LTR 0.0142 0.0123 0.0151 0.0187 0.0185 Ford Credit U.S. Owned 0.0178 0.0153 0.0188 0.0235 0.0212 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.0177 0.019 0.0195 Q1 Q2 Q3 Q4 Q1 Worldwide Managed 0.0135 0.0125 0.0139 0.0156 0.0142 Worldwide Owned 0.0168 0.0158 0.0171 0.0192 0.0161 Managed Reserves as Pct. Of EOP Receivables 0.0177 0.0177 0.019 0.0195 Managed Q1 Q2 Q3 Q4 Q1 Owned 585 546 591 639 493 Securitized 98 90 115 152 192 Worldwide Actual Credit Losses (Mils.) Owned Managed $683 $706 $791 Q1 Q2 Q3 Q4 2002 Q1 Q1 Q2 Q3 Q4 2002 Ford Credit U.S. Retail & Lease Loss-to-Receivables Ratio Owned Managed Worldwide Loss-to-Receivables Ratio Owned Q1 2003 2003 $636 $685 Credit Loss Metrics Q1 Q2 Q3 Q4 2002 Q1 2003

Q1 Q2 Q3 Q4 Q1 Worldwide Owned 52 45 50 53 51 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 NON-BANKRUPT 0.0033 0.0031 0.0048 0.0048 0.0043 0.0029 0.0038 0.0035 0.0041 BANKRUPT 0.0023 0.0024 0.0025 0.0026 0.0027 0.0028 0.0032 0.0035 0.0043 0.70% Over-60-Day Delinquencies 0.74% 0.73% 0.55% Non-Bankrupt Bankrupt Total 0.57% 0.70% 0.70% Q1 Q2 Q3 Q4 2002 Repossessions (000) Q1 2003 Q1 Q2 Q3 Q4 Q1 Worldwide Owned 6600 6750 7000 7500 7350 Q1 Q2 Q3 Q4 2002 Repossession Severity Q1 2003 Memo: Repo Ratio 2.80% 2.47% 2.81% 3.20% 3.18% 0.84% 0.56% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2001 2002 2003 Q1 Credit Loss Drivers - Ford Credit U.S. Retail & Lease

Efficient Funding Credit Ratings Funding Sources and Strategy (including leverage) Manage Risk Fund it Efficiently Manage Risks Originate Service Fund

Present Debt Ratings Ford & Ford Credit Agency Long- Term Outlook Short- Term Fitch BBB+ Negative F-2 Moody's Ford Motor Company Baa1 Negative N/A Ford Credit A3 Negative P-2 Standard & Poor's BBB Negative A-2

Q1 Equity 14 Term Debt/Other 128 Securitization 38 ABS CP 17 Commercial Paper 0 Ford Credit Funding Structure 2001 2002 2003 Equity 13 14 13 Term Debt/Other 131 127 113 Securitization 34 36 32 ABS CP 12 17 18 Commercial Paper 14 3 6 Equity Unsecured Net Commercial Paper * Asset-Backed Commercial Paper $204 $198 $180-185 $14 $15-22 Note: Net CP = $(2) $34 $12 $30-35 $131 $127 $110-115 $13 $14 $13 2001 2002 2003 Forecast $16 $39 Funding of Managed Receivables (Billions) Managed Receivables (Percent) Unsecured Net Commercial Paper * 7% 2% 3 - 4 % NA Unsecured and ABS Commercial Paper * 12 11 13 - 16 8 Net Securitized Receivables 23 27 27 - 31 28 * Net of overborrowing Mar 31, 2003 $193 $5-7 $16 $37 $126 $14 Term Asset-Backed Securities Term Debt & Other

Term Debt GlobLSTM $19 $ 2 $0 Non-Dollar Denominated 17 9 3 Retail / MTN / Other 4 3 1 Total Term Debt $40 $14 $4 $3 - 6 $ 7 - 10 Term Public Securitization* 20 17 7 5 - 8 12 - 15 Total Term Funding $60 $31 $11 $8 - 14 $19 - 25 Memo: Cash $3 $7 $12 Overborrowing 2 5 10 2001 Actual (Bils.) April YTD (Bils.) Transaction Type 2002 Actual (Bils.) * Reflects new bonds issued; excludes asset sales to commercial paper conduits and whole loan sales Full Year (Bils.) Remaining (Bils.) 2003 Ford Credit Public Term Funding Plan

Global Bank Lines Other FCAR Motown Unused Conduits Cash Total Back-up liquidity 19.7 1.3 13.2 0.4 7.4 10.2 52.2 Unsecured CP FCAR Motown Other Lines Conduits Total Back-up liquidity 8.3 1.1 10.3 6 25.7 Ford Credit Liquidity Programs Back-Up Liquidity Global Other Bank FCAR Motown Unused Over- Total Lines Lines Lines Lines Conduits borrowing Short-Term Borrowing Unsecured Bank FCAR Motown Total CP Lines Notes Back-up liquidity exceeds short-term borrowing by more than $25 billion Motown Notes can be expanded an additional $2.5 billion with existing back-up liquidity lines Billions at March 31, 2003 Billions at March 31, 2003 Committed Credit Facilities = $34.6 Billion * * Includes $7.1 billion of Ford bank lines that Ford has the ability to transfer to Ford Credit on a non-guaranteed basis

Under 3 Months Under 6 Months Under 1 Year Under 2 Years Total Owned Receivables and Retained Interests 48 59.1 78.9 107.7 130.2 Financial Statement Debt 15.1 21.2 33 60.5 120.7 Cumulative Maturities (Billions) As of February 28, 2003 All values are for the U.S., Canada, Germany and the U.K. Debt maturities are net of overborrowings Under Under Under Under 3 Months 6 Months 1 Year 2 Years Total Ford Credit Liquidation of Assets/Liabilities

Consolidation of FCAR We expect to take actions that will result in FCAR being consolidated in our financial statements beginning in the Second Quarter 2003 We have been advised that the consolidation of FCAR will not change bankruptcy-remote status of FCAR or the underlying issuing trusts We have been advised that the sale of receivables to the issuing trusts will remain a legal "true sale" We believe consolidation will have no material impact on: Earnings Back-up credit facilities Unsecured debt funding programs Other securitization programs Consolidation will increase financial statement leverage, but we expect it will not change managed leverage because FCAR presently is included in the managed receivables

Ford Credit Leverage 2000 2001 2002 March Managed 13.9 14.8 12.8 12.8 Manag 13.9 14.8 12.8 12.8 Owned 11.9 12.2 10.3 10.4 Owned 11.9 12.2 10.3 10.4 * Managed Managed leverage is equal to year-end and slightly below our target range of 13 - 14 times. Ford Credit paid a $1 billion dividend to its parent in the first quarter. Factors considered in determining this amount include the following (in billions): Net Income $0.4 Asset reduction 0.4 Sale of Axus 0.2 Dividend $1.0 Debt-to-Equity Ratio Financial Statement 2000 2001 March 2003 * 14.1 including $700 million capital contribution in January, 2002 2002

Agenda Overview Re-focused Strategic Direction Finance Company Business Practices Origination: Buy it Right Service: Operate Efficiently & Collect Effectively Funding: Fund it Efficiently; Manage Risks Results Customer Loyalty Profits Conclusion

Effective Financing Execution Results in Higher Customer Loyalty, Profits and Dividends Customer Loyalty Originate Buy it Right Service Operate Efficiently Collect it Effectively Fund Fund it Efficiently Manage Risks Profits and Dividends

AFSA May 7, 2003 25

Ford Credit Brands Rated First In 8 Of 10 Categories In J.D. Power Survey

Consumer Finance Satisfaction	#1	#2	#3
Initial Lease Satisfaction Award	Ford Credit	GMAC	Honda
End of Term Lease Satisfaction	Ford Credit	GMAC	Honda
Initial Loan Satisfaction Award	USAA	Ford Credit	GMAC
End-of-Term Loan Satisfaction	PRIMUS Private Labels	Honda	Ford Credit
Customer Contact	Ford Credit	VW	PRIMUS Private Labels

Consumer Finance Satisfaction (Luxury Category)	#1	#2	#3
Initial Lease Satisfaction Award	Ford Credit	Volvo	Jaguar
End-of-Term Lease Satisfaction	Ford Credit	GMAC	Honda
Initial Loan Satisfaction Award	Infiniti	Volvo	GMAC
End-of-Term Loan Satisfaction	Chase & Volvo*	Honda	BMW
Customer Contact	Audi & Jaguar*	Volvo*	N/A*

* Small Sample Size

Customer Loyalty to Ford Source: 2002 U.S. New Vehicle Customer Survey U.S. Customer Loyalty To Ford 73% Ford Credit Dealer-Arranged Bank Customers Credit Unions Retail Lease

2002 2003 East 396 727 Ford Credit Results And Metrics Receivables (Bils.) Owned $137 $119 Securitized 66 74 Managed $203 $193 Credit Losses (Mils.) Owned $585 $493 Managed 683 685 Credit Loss Ratio Owned 1.68% 1.61 % Managed - U.S. Retail and Lease 1.42 1.85 - Worldwide Total 1.35 1.42 Allow. for Owned Credit Losses - Worldwide Amount (Bils.) $3.0 $3.1 - Pct. Of EOP Receivables 2.18% 2.60 % Leverage (To 1)* Financial Statement 10.5 10.4 Managed 13.7 12.8 2002 2003 First Quarter Key Metrics ROE 7.9% 13.4 % Income from Continuing Ops. (Mils.) $249 $442 $396 $727 Pre-Tax Profit (Mils.) 1st Qtr. 2002 1st Qtr. 2003 * See appendix for calculation and reconciliation

Summary We have focused on the basics of our business: Buy it right - including pricing and risk Operate efficiently Collect it effectively Provide outstanding service to our customers, driving higher owner loyalty We will continue to be a competitive advantage for Ford and our dealers

RISK FACTORS Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including greater price competition, a significant decline in automotive industry sales and our financing of those sales, lower-than-anticipated market acceptance of Ford products, increased regulations resulting in higher costs and/or sales restrictions, work stoppages at key Ford or supplier facilities, discovery of defects in Ford vehicles, unusual or significant litigation, reduced availability of or higher prices for fuel, increased price competition in the rental car industry, market shift from truck sales in the United States, changes in Ford's requirements under long-term supply arrangements, change in the nature or mix of automotive marketing programs and incentives, inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts, higher-than-expected credit losses, collection and servicing problems, lower-than-anticipated residual values and higher-than-expected lease return rates, Ford's or our inability to implement the Revitalization Plan, a further credit rating downgrade, major capital market disruptions, labor or other constraints on Ford's or our ability to restructure Ford's or our business, worse-than-assumed economic and demographic experience for our post-retirement benefit plans, economic difficulties in South America or Asia and currency, commodity or interest rate fluctuations.

Appendix

In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below: Managed Receivables - includes owned receivables (the receivables Ford Credit owns and reports on its balance sheet) and receivables that Ford Credit sold in securitizations and continues to service Managed credit losses - includes credit losses associated with owned receivables plus credit losses associated with receivables that Ford Credit sold in securitizations and continues to service. Serviced-Only Receivables - receivables that Ford Credit sold in whole-loan sale transactions where Ford Credit retained no interest but continues to service Serviced Receivables - includes managed receivables and serviced-only receivables Overborrowing - proceeds generated from funding transactions in excess of immediate funding needs Leverage: Total Debt - Financial Statement Leverage = Equity Total Debt Securitized Receivables Retained Interest on Securitized Receivables Cash and Cash Equivalents SFAS No. 133 Adjustments on Total Debt Equity Minority Interest SFAS No. 133 Adjustment on Equity Managed Leverage + - - - = + - Ford Credit Key Metric Definitions

Total Debt $137.4 $137.3 Total Securitized Receivables Outstanding 66.0 73.3 Retained Interest in Securitized Receivables (9.6) (18.1) Adjustments for Cash and Cash Equivalents (7.6) (11.7) Adjustments for SFAS 133 (1.6) (6.1) Adjusted Debt $184.6 $174.7 Total Stockholder's Equity $ 13.1 $ 13.2 Adjustments for SFAS 133 0.4 0.5 Adjustments for Minority Interest * * Adjusted Equity $ 13.5 $ 13.7 Managed Leverage To 1* 13.7 12.8 Financial Statement Leverage = Total Debt / Equity 10.5 10.4 * Adjusted Debt / Adjusted Equity March 31, 2002 (Bils.) March 31, 2003 (Bils.) Leverage Calculation Ford Credit Reconciliations Of Managed Leverage To Financial Statement Leverage

Additional Information Regarding FCAR

     In January 2003, the Financial Accounting Standards Board issued Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities. Under FIN 46, companies are required to consolidate variable interest entities for which they are deemed to be the primary beneficiary, and disclose information about those in which they have a significant variable interest.

     Ford Credit has activities with a limited purpose trust, FCAR Owner Trust (“FCAR”), owned by a Ford Credit subsidiary and outside investors. FCARs activities are limited to issuance of asset-backed commercial paper and other securities and the purchase of highly rated asset-backed securities issued by Ford Credit sponsored securitization SPEs. At March 31, 2003, FCAR had gross assets of $10.7 billion and gross liabilities of $10.3 billion. Ford Credit holds a subordinated interest in FCAR that totaled about $6 million at March 31, 2003. Ford Credit also retains interests related to receivables sold to Ford Credit sponsored securitization SPEs that sell asset-backed securities to FCAR. These retained interests include subordinated securities, interest-only strip assets and restricted cash, which totaled $1.64 billion at March 31, 2003. These subordinated interests and retained interests are reflected on our balance sheet.

     FIN 46 would require consolidation of FCAR, as presently structured, in Ford Credit’s financial results. Ford Credit intends to take certain actions which will result in the consolidation of FCAR’s assets, liabilities and results into its financial statements during the second quarter of 2003. Ford Credit has been advised that accounting consolidation of FCAR will not change the bankruptcy-remote status of FCAR or the Ford Credit sponsored securitization SPEs, and the related receivables will continue to be considered legally sold to the Ford Credit sponsored securitization SPEs. Ford Credit believes that consolidation of FCAR will not have a material adverse impact on Ford Credit’s earnings, back-up credit facilities, unsecured debt funding programs or other securitization programs.

     In conjunction with our announcement to bring FCAR on balance sheet, we have included some answers to frequently asked questions:

Q1.	Why are you bringing FCAR on balance sheet?
A	After extensive consultation with our external legal counsel, investment banks, and auditors, we determined that consolidating FCAR in Q2 2003 best maintains our near term liquidity, funding flexibility, and program economics. We also reviewed other alternatives, and those alternatives would require further modifications in the near future as a result of continuing FASB deliberations on FAS 140 or a significantly longer implementation time. Ford Credit would still have the ability to create an off-balance sheet structure after FASB finishes deliberating FAS 140 amendments and the interpretation of FIN 46 is better understood.

Q2.	How are you bringing FCAR on balance sheet?
A	The amount of third party equity in FCAR will be reduced to below 3% of FCAR’s total assets with the consent of one or more of the equity holders. The total amount of equity will remain the same but Ford Credit’s ownership of the equity will increase.

Q3.	What structural changes will be made to FCAR to achieve on-balance sheet treatment?
A	No structural changes need to be made. As part of the liquidity bank renewal process that will be completed next month, we are planning to make some changes to FCAR to enhance the liquidity structure and to improve program efficiency and strength. These changes will need the approval of all liquidity banks. FCAR will continue to be bankruptcy-remote and the asset-backed securities purchased by FCAR will continue to be structured to at least AA/Aa2.

Q4.	What are the views of the rating agencies on this change in accounting treatment?
A	We consulted with the rating agencies, and we expect that the change in accounting treatment will not change the ratings of FCAR’s commercial paper or the asset-backed securities purchased by FCAR. Also, we expect that the planned consolidation of FCAR would not affect the corporate ratings of Ford Credit or Ford Motor Company.

Q5.	Will FCAR remain a 2a-7 eligible investment vehicle?
A	Yes. From a legal perspective, the change in accounting treatment should have no impact on issuer concentration limits related to FCAR and Ford Credit.

Q6.	Will the new accounting treatment impact the normal funding, pricing, reporting, or settlement activities of FCAR?
A	No.

Q7.	How will the new accounting treatment impact Ford Credit’s income statement?
A	There will be no profit impact to Ford Credit’s income statement related to the consolidation of FCAR and the issuing trusts that support FCAR. Gains or losses will not be recorded at time of sale on future sales of receivables to FCAR.

Q8.	How will the new accounting treatment impact Ford Credit’s balance sheet?
A	If FCAR had been brought on balance sheet as of March 31, 2003, Ford Credit’s owned gross assets would have increased by approximately $10.7 billion and its gross liabilities would have increased by approximately $10.3 billion. Owned leverage would have increased from 10.4:1 to 10.9:1. We do not expect any change in Ford Credit’s managed leverage or other managed ratios because FCAR’s assets and liabilities are already included in these calculations.

Q9.	Will this change in accounting treatment for FCAR alter Ford Credit’s funding strategy?
A	No.